COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2014
COMMITMENTS AND CONTINGENCIES

30. COMMITMENTS AND CONTINGENCIES

30.1 Operating lease commitments

The Group has entered into operating lease arrangements relating to the use of certain premises and internet data centers. Future minimum lease payments for non-cancellable operating leases as of December 31, 2014 are as follows:

	RMB	US$
		(Note 3)
2015	6,321,152	1,018,785
2016	6,241,753	1,005,988
2017	6,223,747	1,003,086
2018	6,223,747	1,003,086
2019	6,223,747	1,003,086
2020	5,186,456	835,905

	36,420,602	5,869,936

Total rental expenses amounted to RMB25.6 million, RMB38.2 million and RMB22.2 million (US$3.6 million) for the years ended December 31, 2012, 2013 and 2014, respectively.

30.2 Capital obligations

In July 2014, Qihoo 360 Technology Co., Ltd. and the Group established System Link Corporation Limited, a 50-50 joint venture (“JV”) in Hong Kong for the operation of Firefall and other games in China. According to the JV agreement, the Group injected US$6.0 million cash into the JV in January 2015 as the first capital contribution. In addition, the Group is obligated to further inject US$4.0 million in cash to the JV as the Board of the JV calls for within two years of the formation of the JV.

30.3 Contingencies

The Group may be subject to other legal or administrative proceedings in the ordinary course of business. The Group does not believe that any currently pending legal or administrative proceeding to which the Group is a party will have a material adverse effect on the business or financial condition.